UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

Aberdeen Chile Fund, Inc.

Semi-Annual Report
June 30, 2012

2012

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (MDP) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. However, under the Investment Company Act of 1940 (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The Fund estimates that distributions for the period commencing January 1, 2012 including the distribution paid on July 13, 2012 are comprised of 20% net investment income, 55% net realized long-term capital gain and 25% return of capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2013, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2012 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestments, shares will be purchased in the open market at the current share price and will not be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Our fund managers' most useful tool No. 3: A scooter

In Asian and emerging markets, we make sure we get there in person.

Aberdeen Closed-End Funds.

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eleven closed-end funds listed on the New York Stock Exchange or NYSE Amex. These funds' investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, contact our Closed-End Fund Investor Relations Team at 866-839-5205 or visit www.aberdeen-asset.us/cef Receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com.

Aberdeen's Asia-Pacific, global and emerging markets closed-end funds:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Chile Fund, Inc. (CH)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- Aberdeen Israel Fund, Inc. (ISL)
- Aberdeen Latin America Equity Fund, Inc. (LAQ)
- The Asia Tigers Fund, Inc. (GRR)
- The India Fund, Inc. (IFN)
- The Singapore Fund, Inc. (SGF)

www.aberdeen-asset.us/cef

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Asia-Pacific Income, Aberdeen Global Income Fund, Inc. and Aberdeen Chile Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

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Letter to Shareholders (unaudited)

August 13, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2012. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

Net Asset Value Performance

For the six-month period ended June 30, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 9.9% versus a return of 7.2% for the Fund’s benchmark, the MSCI Chile Index.

Share Price Performance

For the six-month period ended June 30, 2012, based on market price, the Fund’s total return was 6.5%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 1.3% over the six months, from $15.04 on December 31, 2011 to $15.24 on June 30, 2012. The Fund’s share price on June 30, 2012 represented a premium of 0.6% to the NAV per share of $15.15 on that date, compared with a premium of 3.8% to the NAV per share of $14.49 on December 31, 2011.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund makes the information on Form N-Q available to shareholders on the Fund’s website at www.aberdeench.com, or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and access other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact us if you have any questions by:

•	Calling toll free at 1-866-839-5205 in the United States;

•	Emailing InvestorRelations@aberdeen-asset.com;

•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home

•	Visiting the Fund at www.aberdeench.com.

Yours sincerely,

Christian Pittard
President

Aberdeen Chile Fund, Inc.	1

Report of the Investment Advisor (unaudited)

August 13, 2012

Market Review

Chilean equities rose in the six months under review, amid much volatility. Initially, the market was lifted by improved risk appetite and higher copper prices. Subsequently however, softer economic data from the U.S. and China, as well as the intensifying European debt woes depressed stock prices. Towards period-end, sentiment was buoyed by Europe’s latest efforts to address the region’s debt crisis and China’s surprise interest rate cut.

Chile’s economy continued to expand at a decent pace, largely driven by a rise in fixed capital investment. The International Monetary Fund forecasts an expansion of 4.3% in 2012. In view of easing inflation and the impetus to support growth, the Central Bank of Chile cut interest rates by 25 basis points to 5%. Retail sales growth remained healthy, while unemployment fell. However, weaker external demand hurt exports.

After a period of unrest driven by student protests, the government agreed to maintain an increase in corporate taxes to offset higher spending on education. Also proposed were cuts to personal income taxes and fuel surcharges, partially paid for by an increase in excise duties for alcohol.

Outlook

Sentiment is expected to remain vulnerable whilst global economies continue to be weak, particularly those in Europe and China. With this backdrop, the Central Bank of Chile is likely to adopt a wait-and-see stance. Nevertheless, we believe there remains room for economic stimulus given ebbing inflation and the country’s strong fiscal position. The country is also the first in the region to successfully establish counter-cyclical economic policies and a sovereign wealth fund, which it can access in the event of a further slide in global growth. At the corporate level, companies are backed by healthy balance sheets despite the flat earnings outlook, which we believe in large part will enable them to weather any further volatility ahead.

Aberdeen Asset Managers Limited

Portfolio Summary (unaudited)

June 30, 2012

2	Aberdeen Chile Fund, Inc.

Portfolio Summary (unaudited) (concluded)

June 30, 2012

Top 10 Holdings, by Issuer (unaudited)

June 30, 2012

	Holding	Sector	Percent of Net Assets
1.	Empresas COPEC S.A.	Industrial Conglomerates	12.0%
2.	Empresas CMPC S.A.	Paper & Forest Products	10.5%
3.	S.A.C.I. Falabella	Multiline Retail	10.4%
4.	Banco Santander Chile	Commercial Banks	10.4%
5.	Sociedad Química y Minera de Chile S.A.	Chemicals	9.6%
6.	Enersis S.A.	Electric Utilities	8.8%
7.	Embotelladora Andina S.A., PNB	Beverages	5.2%
8.	Latam Airlines Group S.A.	Airlines	4.8%
9.	Cia Cervecerías Unidas S.A.	Beverages	4.6%
10.	Banco de Chile	Commercial Banks	4.6%

Average Annual Returns (unaudited)

June 30, 2012

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(13.88)%	11.69%	5.65%	18.07%
Market Value	(17.72)%	15.32%	4.67%	19.95%
MSCI Chile	(14.61)%	14.41%	7.00%	20.10%

Aberdeen Asset Managers Limited (and its predecessor Aberdeen Asset Management Investment Services Limited) has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 2.11%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.90%.

Aberdeen Chile Fund, Inc.	3

Portfolio of Investments (unaudited)

June 30, 2012

No. of Shares	Description	Value
EQUITY SECURITIES—102.1%
AIRLINES—4.8%
258,500	Latam Airlines Group S.A.	$6,762,556
BEVERAGES—15.9%
519,283	Cia Cervecerías Unidas S.A.	6,522,796
1,263,524	Coca-Cola Embonor S.A., PNA(a)	2,428,641
1,339,000	Embotelladora Andina S.A., PNB	7,326,730
3,212,000	Viña Concha y Toro S.A.	6,286,091
		22,564,258
CHEMICALS—9.6%
119,650	Sociedad Quimica y Minera de Chile S.A., Class B, ADR	6,660,915
125,500	Sociedad Química y Minera de Chile S.A., PNB	7,012,461
		13,673,376
COMMERCIAL BANKS—17.2%
46,137,781	Banco de Chile	6,476,335
50,709	Banco de Crédito e Inversiones	3,155,148
198,886,987	Banco Santander Chile	14,826,662
		24,458,145
ELECTRIC UTILITIES—8.8%
33,200,000	Enersis S.A.	12,496,328
INDUSTRIAL CONGLOMERATES—12.0%
1,155,889	Empresas COPEC S.A.	17,069,762
IT SERVICES—4.5%
2,258,000	Sonda S.A.	6,344,495
MULTILINE RETAIL—10.4%
1,604,083	S.A.C.I. Falabella	14,831,561
PAPER & FOREST PRODUCTS—10.5%
3,773,130	Empresas CMPC S.A.	14,994,566
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.0%
3,201,000	Parque Arauco S.A.	5,689,246
WATER UTILITIES—1.7%
1,442,500	Inversiones Aguas Metropolitanas S.A.	2,416,890
WIRELESS TELECOMMUNICATION SERVICES—2.7%
199,000	ENTEL Chile S.A.	3,775,337
	Total Equity Securities (cost $68,727,814)	145,076,520

4	Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2012

Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENT—0.9%
UNITED KINGDOM—0.9%
$1,337	Bank of America London, overnight deposit, 0.03%, 07/02/12 (cost $1,337,000)	$1,337,000
	Total Investments—103.0% (cost $70,064,814)	146,413,520
	Liabilities in Excess of Cash and Other Assets—(3.0)%	(4,252,473)
	Net Assets—100.0%	$142,161,047

(a)  Illiquid Security.

ADR   American Depositary Receipts.

PNA   Preferred Shares, Class A.

PNB   Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)

As of June 30, 2012

Assets
Investments, at value (Cost $70,064,814)	$146,413,520
Cash (including $403,286 of foreign currencies with a cost of $394,697)	403,548
Prepaid expenses	65,270
Total assets	146,882,338
Liabilities
Dividends and distributions (Note 2)	3,848,463
Investment advisory fees payable (Note 3)	325,808
Administration fees payable (Note 3)	56,671
Directors’ fees payable	44,265
Investor Relations fees payable (Note 3)	18,020
Chilean taxes (Note 2)	214,665
Accrued expenses and other liabilities	213,399
Total liabilities	4,721,291

Net Assets	$142,161,047
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$9,387
Paid-in capital	67,670,412
Distributions in excess of net investment income	(6,338,582)
Accumulated net realized gain on investments and foreign currency related transactions	4,551,028
Net unrealized appreciation on investments and foreign currency translation	76,268,802
Net Assets applicable to shares outstanding	$142,161,047
Net asset value per share, based on 9,386,497 shares issued and outstanding	$15.15

See Notes to Financial Statements.

6	Aberdeen Chile Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income
Income:
Dividends and other income	$ 2,934,923
Less: Foreign taxes withheld	(7,835)
Total investment income	2,927,088
Expenses:
Investment advisory fees (Note 3)	852,857
Custodian’s fees and expenses	76,868
Administration fees (Note 3)	74,892
Directors’ fees and expenses	70,664
Legal fees and expenses	54,629
Reports to shareholders and proxy solicitation	39,551
Investor relations fees and expenses (Note 3)	37,022
Independent auditor’s fees and expenses	27,240
Insurance expense	17,150
Transfer agent’s fees and expenses	15,732
Miscellaneous	12,630
Chilean taxes (Note 2)	288,722
Total expenses	1,567,957
Less: Fee waivers and Reimbursements (Note 3)	(157,701)
Net expenses	1,410,256

Net investment income	1,516,832
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	4,313,365
Foreign currency transactions	43,257
Net change in unrealized appreciation of investments and foreign currency translation (includes $88,494 of Chilean repatriation taxes on unrealized gains) (Note 2)	7,905,692
Net realized and unrealized gain on investments and foreign currency transactions	12,262,314
Net Increase in Net Assets Resulting from Operations	$ 13,779,146

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,516,832	$ 1,349,020
Net realized gain on investments and foreign currency related transactions	4,356,622	3,845,592
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	7,905,692	(44,213,064)
Net increase/(decrease) in net assets resulting from operations	13,779,146	(39,018,452)
Dividends and distributions to shareholders from:
From and in excess of net investment income	(7,855,414)	(1,067,402)
From net realized gain on investments	–	(23,305,692)
Total dividends and distributions to shareholders	(7,855,414)	(24,373,094)
Capital share transactions:
Issuance of 0 and 909,285 shares, respectively, due to stock distribution (Note 5)	–	17,436,557
Issuance of 105,397 and 745,736 shares, respectively, due at-the-market offering (Note 5)	1,773,902	12,666,257
Expenses in connection with the at-the-market stock offering	(5,892)	(394,615)
Total capital share transactions	1,768,010	29,708,199
Total increase/(decrease) in net assets	7,691,742	(33,683,347)
Net Assets
Beginning of period	134,469,305	168,152,652
End of period*	$142,161,047	$134,469,305

*	Includes distributions in excess of net investment income and undistributed net investment income of $(6,338,582) and $0, respectively.

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2012		For the Fiscal Years Ended December 31,
	(unaudited)		2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$14.49		$22.05	$18.77	$11.05	$18.78	$17.33
Net investment income(a)	0.16		0.16	0.04	0.11	0.20	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.33		(4.89)	6.64	8.68	(7.01)	3.85
Net increase/(decrease) in net assets resulting from operations	1.49		(4.73)	6.68	8.79	(6.81)	3.96
Dividends and distributions to shareholders:
From and in excess of net investment income	(0.84)		(0.13)	(0.01)	(0.33)	(0.16)	(0.12)
From net realized gain	—		(2.75)	(3.45)	(0.74)	(0.76)	(2.39)
Total dividends and distributions to shareholders	(0.84)		(2.88)	(3.46)	(1.07)	(0.92)	(2.51)
Anti-dilutive impact due to capital shares tendered	—		—	0.06	—	—	—
Impact of shelf offering	0.01		0.05	—	—	—	—
Net asset value, end of period	$15.15		$14.49	$22.05	$18.77	$11.05	$18.78
Market value, end of period	$15.24		$15.04	$22.67	$17.90	$9.82	$22.00

Total Investment Return Based on: (b)
Market value	6.48%		(22.72% )	49.48%	93.78%	(51.78% )	49.56%
Net asset value	9.86%		(23.45% )	38.65%	80.58%	(36.43% )	24.65%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$142,161		$134,469	$168,153	$190,851	$112,362	$190,448
Average net assets (000 omitted)	$149,325		$153,354	$176,275	$156,471	$175,102	$206,623
Ratio of expenses to average net assets(c)	1.90%	(d)	1.86%	2.07%	1.94%	1.89%	1.79%
Ratio of expenses to average net assets, excluding fee waivers(c)	2.11%	(d)	2.00%	2.20%	2.02%	1.89%	1.79%
Ratio of expenses to average net assets, excluding taxes	1.51%	(d)	1.60%	1.84%	1.58%	1.50%	1.56%
Ratio of net investment income to average net assets	2.04%	(d)	0.88%	0.21%	0.71%	1.13%	0.55%
Portfolio turnover rate	1.39%		7.30%	41.45%	12.77%	27.33%	23.29%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Ratios include the effect of Chilean taxes.
(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2012

1. Organization

Aberdeen Chile Fund, Inc. (the “Fund”), formerly The Chile Fund, Inc., was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “CH”.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities are valued as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board of Directors of the Fund (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company. Securities using this pricing methodology are categorized as Level 1 investments for purposes of ASU 820. The Fund does not adjust the quoted price for Level 1 investments.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended June 30, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s

10	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the underlying investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 06/30/2012

Airlines	$6,762,556	$–	$–	$6,762,556

Beverages	22,564,258	–	–	22,564,258

Chemicals	13,673,376	–	–	13,673,376

Commercial Banks	24,458,145	–	–	24,458,145

Electric Utilities	12,496,328	–	–	12,496,328

Industrial Conglomerates	17,069,762	–	–	17,069,762

IT Services	6,344,495	–	–	6,344,495

Multiline Retail	14,831,561	–	–	14,831,561

Paper & Forest Products	14,994,566	–	–	14,994,566

Real Estate Management & Development	5,689,246	–	–	5,689,246

Water Utilities	2,416,890	–	–	2,416,890

Wireless Telecommunication Services	3,775,337	–	–	3,775,337

Short-Term Investments	–	1,337,000	–	1,337,000

Total	$145,076,520	$1,337,000	$–	$146,413,520

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended June 30, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)   market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2011, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in November 2011. This policy will be subject to regular review by the Fund’s Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies. Please see inside front cover for further details.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund accrues foreign Chilean taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2012, the Fund incurred $288,722 of such expense.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2011 are subject to such review.

3. Agreements and Transactions With Affiliates

(a) Investment Adviser and Former Sub-Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. On March 1, 2012, the previous investment adviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), merged into AAML, which assumed the investment advisory responsibility for the Fund. There was no change to the fees, the portfolio management team or the level or nature of the services provided to the Fund as a result of the merger and the same resources that were available to AAMISL for the management and compliance oversight of the Fund are available to AAML. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAML has voluntarily agreed to waive a portion of its

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

advisory fee, so that the net advisory fee after waiver is 1.00% of the Fund’s average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2012, AAML earned $852,857 for advisory services, of which AAML waived $111,811. Amounts shown as paid to AAML include amounts paid to and waived by AAMISL prior to March 1, 2012.

On December 6, 2011, the Board, including a majority of the Directors that are not deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Fund’s investment adviser, voted to terminate the Fund’s sub-advisory agreement with Celfin Capital Servicios Financieros S.A. (“Celfin”), effective February 4, 2012. For its services as the Fund’s investment sub-adviser, Celfin was paid a fee out of the advisory fee, calculated weekly and paid quarterly, at an annual rate after waiver of 0.17% of the Fund’s average weekly market value or net assets (whichever is lower). For the period from January 1, 2012 to February 4, 2012, sub-advisory fees for the Fund amounted to $22,007.

For the period from January 1, 2012 to February 4, 2012, Celfin earned approximately $12,859 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the six months ended June 30, 2012, BBH & Co. earned $15,000 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”), an affiliate of Celfin, serves as the Fund’s Chilean administrator. For its services, AFCE is paid a fee out of the advisory fee payable to AAML, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, annual reimbursement of out-of-pocket expenses and an accounting fee from the Fund. For the six months ended June 30, 2012, the administration fees, supplemental administration fees and accounting fees for the Fund amounted to $37,140, $55,339 and $4,553, respectively. AAML has agreed to absorb 50% of the fees payable to the Fund’s Chilean administrator in 2012, for the six months ended June 30, 2012 the reimbursement amounted to $45,890.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, provides investor relations services to the Fund and certain other funds.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended June 30, 2012, the Fund paid fees of approximately $36,315 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six months ended June 30, 2012, no shares were purchased pursuant to the Directors compensation plan. As of June 30, 2012, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six months ended June 30, 2012, Fund purchases and sales of securities, other than short-term investments, were $2,053,320 and $6,512,724, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2012, the Fund had 9,386,497 shares issued and outstanding.

On April 21, 2010, the Board approved a tender offer for shares of the Fund’s common stock. The tender offer commenced on April 30, 2010 and expired on May 28, 2010. In connection with the tender offer, the

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2012

Fund purchased 2,542,026 shares of capital stock at a price equal to $17.82. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.413880429) in accordance with the terms of the tender offer.

On December 7, 2010 the Board declared the payment of a distribution to be paid in the amount of $1.6591 per share of common stock, on January 28, 2011, to shareholders of record at the close of business on December 16, 2010. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all shareholders who made such requests. Shareholders who requested cash distributions received $0.28396 per share or 17.11% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $20.61 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT (formerly, the NYSE AMEX) on January 19, 2011 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 552,080 shares.

On September 7, 2011 the Board declared the payment of a distribution to be paid in the amount of $0.80345 per share of common stock, on November 15, 2011, to shareholders of record at the close of business on September 21, 2011. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all shareholders who made such requests. Shareholders who requested cash distributions received $0.148650 per share or 18.50% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $16.96 per share, which equaled the average closing price of the Fund’s common shares on the NYSE MKT on November 7, 2011 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 357,205 shares.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $75 million in shares of common stock through one or more public offerings over a three year period (beginning in 2011). Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. For the six months ended June 30, 2012 and for the year ended December 31, 2011, there were 105,397 and 745,736 shares sold through an at-the-market offering, respectively.

6. Credit Facility

The Fund renewed its joint credit facility along with certain other funds. The current facility matures on November 9, 2012. The funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2012, the Fund had no borrowings under the joint credit facility.

7. Share Repurchase Program

Effective December 6, 2011, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchased activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six months ended June 30, 2012, the Fund did not repurchase any shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2012

instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

(c) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

At June 30, 2012, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $70,064,814, $78,182,366, $(1,833,660) and $76,348,706, respectively.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2012.

Aberdeen Chile Fund, Inc.	15

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Enrique R. Arzac	6,663,791	268,598

Directors whose term of office continued beyond this meeting are as follows: James J. Cattano, Lawrence J. Fox, Steven N. Rappaport, and Martin M. Torino.

Supplemental Information (unaudited)

As described in Note 3, above, AAML now serves as the Fund’s investment adviser. AAMISL, the previous investment adviser, merged into AAML on March 1, 2012. Information regarding the Fund Board’s most approval of the renewal of the investment advisory agreement with AAMISL, which occurred in December 2011, was disclosed in the Fund’s Annual Report for the period ending December 31, 2011. In September 2011, prior to the six-month period covered by this report, the Fund Board had approved the transition of advisory responsibilities from AAMISL to AAML. In light of this prior approval, and in light of the absence of any change to the portfolio management team or the nature and level of the services provided to the Fund as a result of the merger, and the fact that the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML, the approval of the renewal described in the section titled “Supplemental Information” in the Fund’s Annual Report for the period ending December 31, 2011, was done in the context of the upcoming merger, and the findings with respect to AAMISL apply equally to AAML.

16	Aberdeen Chile Fund, Inc.

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Corporate Information

Directors	Chilean Administrator
Enrique R. Arzac, Chairman	Celfin Capital S.A. Administradora de Fondos de Capital Extranjero
James J. Cattano	Av. Apoquindo 3721, Piso 19
Lawrence J. Fox	Las Condes
Steven N. Rappaport	Santiago, Chile
Martin M. Torino
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	250 Royall Street
Jeffrey Cotton, Vice President and Chief Compliance Officer	Canton, MA 02021
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Independent Registered Public Accounting Firm
Alan Goodson, Vice President	PricewaterhouseCoopers LLP
Joanne Irvine, Vice President	300 Madison Avenue
Devan Kaloo, Vice President	New York, NY 10017
Jennifer Nichols, Vice President
Nick Robinson, Vice President	Legal Counsel
Lucia Sitar, Vice President	Willkie Farr & Gallagher LLP
Hugh Young, Vice President	787 Seventh Avenue
Sharon Ferrari, Assistant Treasurer	New York, NY 10019
Heather Hasson, Assistant Secretary
Independent Director Legal Counsel
Investment Adviser	Goodwin Procter LLP
Aberdeen Asset Managers Limited	901 New York Avenue
Bow Bells House	Washington, DC 20001
1 Bread Street
London, United Kingdom	Investor Relations
EC4M 9HH	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
U.S. Administrator & Custodian	Philadelphia, PA 19103
Brown Brothers Harriman & Co.	1-866-839-5205
40 Water Street	InvestorRelations@aberdeen-asset.com
Boston, MA 02109

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 8, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1, 2012 through January 31, 2012	0	0	0	928,110
February 1, 2012 through	0	0	0	928,110

February 28, 2012
March 1, 2012 through March 31, 2012	0	0	0	928,110
April 1, 2012 through April 30, 2012	0	0	0	928,110
May 1, 2012 through May 31, 2012	0	0	0	928,110
June 1, 2012 through June 30, 2012	0	0	0	928,110
Total	0	0	0	928,110

1  The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are exhibits to this report.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed semi-annual N-CSR, are filed herewith as Exhibits (c)(1) thru (c)(4), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard, President of Aberdeen Chile Fund, Inc.

Date: August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Chile Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard, President of Aberdeen Chile Fund, Inc.

Date: August 31, 2012

By: /s/ Andrea Melia

Andrea Melia, Treasurer and Chief Financial Officer of Aberdeen Chile Fund, Inc.

Date: August 31, 2012

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1) – Distribution notice to stockholders

12(c)(2) – Distribution notice to stockholders

12(c)(3) – Distribution notice to stockholders

12(c)(4) – Distribution notice to stockholders